Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SUMMERHAVEN SHPEN INDEX FUND (BUYN) *

Supplement dated April 17, 2020 to the

Prospectus and Statement of Additional Information dated October 30, 2019

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information of USCF SummerHaven SPHEN Index Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”), and should be read in conjunction with the Prospectus and Statement of Additional Information of the Fund.

On April 17, 2020, the Board of Trustees of the Trust approved the liquidation and closure of the Fund. Accordingly, at the close of business on or about April 28, 2020, the Fund will no longer accept creation orders. Trading on the NYSE Arca, Inc. will cease prior to market open on April 30, 2020. The Fund will cease operations, liquidate its assets, and distribute proceeds to shareholders of record on or about May 6, 2020 (the “Liquidation Date”).

Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of that date. Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund increasing its holdings in cash and not tracking its Index, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc. prior to April 30, 2020. Customary brokerage charges may apply to such transactions. Beginning on April 30, 2020 the Fund’s shares will not be traded on NYSE Arca, Inc. and there will be no secondary market for the shares of the Fund.

On the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

For additional information regarding the liquidation, shareholders of the Fund may call 1-800-920-0259.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1000 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.